PROSPECTUS                                                     November 10, 2005
--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

6,509,889 SHARES
ISSUEABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS TO
SUBSCRIBE FOR SUCH SHARES
--------------------------------------------------------------------------------

Global High Income Dollar Fund Inc. (the "Fund") is issuing non-transferable rights ("Rights") to its shareholders of record ("Shareholders") as of the close of business on November 10, 2005. These Rights will allow you to subscribe for one (1) share of common stock ("Share") of the Fund for each three (3) Rights held (the "Offer"). You will receive one Right for each whole Share that you hold of record as of November 10, 2005, rounded up to the nearest number of Rights evenly divisible by three. The Fund will not issue fractional Shares. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange. You may also purchase Shares not acquired by other Shareholders subject to certain limitations and subject to allotment as described in the Prospectus.

THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE THE GREATER OF THE (i) NET ASSET VALUE ("NAV") PER SHARE ON DECEMBER 20, 2005 (THE "EXPIRATION DATE") OR (II) 95% OF THE VOLUME WEIGHTED AVERAGE SHARE PRICE ON THE NEW YORK STOCK EXCHANGE ("NYSE") ON THE EXPIRATION DATE AND THE FOUR PRECEDING BUSINESS DAYS.

RIGHTS MAY BE EXERCISED AT ANY TIME UNTIL 5:00 P.M., EASTERN TIME, ON
DECEMBER 20, 2005, UNLESS THE OFFER IS EXTENDED AS DISCUSSED IN THIS
PROSPECTUS. Since the Expiration Date will be December 20, 2005, (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights. For additional information regarding the Offer, please call The Altman Group, Inc. at 800-780 7438.

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer--Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. See "The Offer." The Fund is a non-diversified, closed-end management investment company whose shares of common stock are listed and traded on the NYSE under the symbol "GHI." The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers located in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its net assets in US dollar-denominated debt securities. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated debt securities under normal circumstances.

This Prospectus concisely sets forth certain information an investor should know before investing. You should read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI"), dated November 10, 2005, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page 56 of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund or by calling The Altman Group, Inc. at 800-780 7438. Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. A copy of the annual or semi-annual report can be obtained without charge by writing the Fund or by calling the Fund at 800-647 1568 or from the UBS Global Asset Management Web site at http://www.ubs.com/globalam. (The UBS Global Asset Management Web site does not contain SAIs for closed-end funds because of limited interest in that type of document.) The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Fund. To request general information about the Fund or make other inquiries, you should contact the UBS Global Asset Management Closed-End Funds Desk at 888-793 8637; however, this number should not be used for questions relating to the Offer. If you have questions regarding the Offer, please contact The Altman Group, Inc. at 800-780 7438.

AS WITH ALL INVESTMENT COMPANIES, NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

                                                                           Estimated Proceeds,
                                    Estimated             Estimated         before expenses,
                              Subscription Price(1)      Sales Load          to the Fund(2)
-----------------------------------------------------------------------------------------------
Per Share                     $              16.75       $         0      $               16.75
-----------------------------------------------------------------------------------------------
Total Maximum(3)              $        109,040,641       $         0      $         109,040,641
-----------------------------------------------------------------------------------------------

                                              (FOOTNOTES SET FORTH ON NEXT PAGE)

(CONTINUED FROM PREVIOUS PAGE)

The Fund adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last day on which the New York Stock Exchange is open for trading during the first week of that month. Beginning with the June 2005 monthly distribution, the annualized rate for distributions pursuant to the policy was reduced by the Fund's Board of Directors (the "Board") from 11% to 9%. The Board periodically receives recommendations from the Fund's investment advisor, UBS Global Asset Management (US) Inc., and no less frequently than annually the Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made. The Fund's Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund's shares.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund based on a fixed percentage of its net asset value exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

The actual sources of the Fund's monthly distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. The actual amounts attributable to each of these sources will be reported to shareholders in January of each year on Form 1099-DIV.

The Fund announced the Offer after the close of trading on the NYSE on August 17, 2005. The NAV at the close of business on August 17, 2005 and November 10, 2005 was $15.73 and $15.84, respectively, and the last reported sales price of a Share on the NYSE on those dates was $17.55 and $16.42, respectively.

The Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional 1,627,472 Shares, for an aggregate total of 8,137,361 Shares.

Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 202-942 8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at HTTP://WWW.SEC.GOV, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, DC 20549-0102.

(FOOTNOTES FROM PREVIOUS PAGE)

(1) Estimated on the basis of the volume weighted share price of a Share on the NYSE on November 10, 2005 and the four preceding business days and prior recent trading history. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby, or up to an additional 1,627,472 Shares, for an aggregate total of 8,137,361 Shares. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $136,300,797 and the total maximum Estimated Proceeds, before expenses, to the Fund will be approximately $136,300,797. No sales load will be charged by the Fund in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks and nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.
(2) Before deduction of expenses related to the Offer incurred by the Fund, estimated at approximately $389,000.
(3)  Assumes all Rights are exercised at the Estimated Subscription Price.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

    YOU SHOULD CONSIDER THE MATTERS DISCUSSED IN THIS SUMMARY BEFORE INVESTING IN THE FUND THROUGH THE OFFER. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

                                   THE OFFER

THE OFFER.........................................  Global High Income Dollar Fund Inc. (the "Fund")
                                                    is issuing to its shareholders of record
                                                    ("Shareholders") as of the close of business on
                                                    November 10, 2005 (the "Record Date") non-
                                                    transferable rights ("Rights") to subscribe for an
                                                    aggregate of 6,509,889 shares of common stock
                                                    ("Shares") of the Fund (the "Offer"). You will
                                                    receive one Right for each whole Share you hold as
                                                    of the Record Date, rounded up to the nearest
                                                    number of Rights evenly divisible by three. You
                                                    may subscribe for one (1) Share for each three
                                                    (3) Rights you hold (the "Primary Subscription").

SUBSCRIPTION PRICE................................  The subscription price per Share (the
                                                    "Subscription Price") will be the greater of the
                                                    (i) net asset value ("NAV") per share on
                                                    December 20, 2005 (the "Expiration Date") or
                                                    (ii) 95% of the volume weighted average share
                                                    price on the New York Stock Exchange on the
                                                    Expiration Date and the four preceding business
                                                    days. See "The Offer--Subscription Price."

SUBSCRIPTION PERIOD...............................  Rights may be exercised at any time during the subscription period (the "Subscription Period"),
                                                    which starts on November 10, 2005 and ends at
                                                    5:00 p.m., Eastern time, on December 20, 2005. See
                                                    "The Offer--Terms of the Offer."

OVER-SUBSCRIPTION PRIVILEGE.......................  The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor
                                                    over-subscription requests if there are not enough
                                                    Shares available from the Primary Subscription to
                                                    honor all over-subscription requests (the "Over-
                                                    Subscription Privilege"). If sufficient Shares are
                                                    not available to honor all over-subscriptions, the
                                                    available Shares will be allocated among those who
                                                    over-subscribe based on the number of Rights
                                                    originally issued to them by the Fund, so that the
                                                    number of Shares issued to Shareholders who
                                                    subscribe pursuant to the Over-Subscription
                                                    Privilege will generally be in proportion to the
                                                    number of Shares owned by them in the Fund on the
                                                    Record Date. The allocation process may involve a
                                                    series of allocations to assure that the total
                                                    number of Shares available for over-subscriptions
                                                    is distributed on a pro-rata basis. See "The
                                                    Offer--Over-Subscription Privilege."

FRACTIONAL SHARES.................................  Fractional Shares will not be issued upon the exercise of Rights. In the case of Shares held of
                                                    record by a broker-dealer, bank or other financial
                                                    intermediary (each, a "Nominee"), the number of
                                                    Rights issued to the Nominee will be adjusted to
                                                    permit rounding up (to the nearest number of
                                                    Rights evenly divisible by three) of the Rights to
                                                    be received by each of the beneficial owners for

                                                    whom it is the holder of record only if the
                                                    Nominee provides to the Fund, on or before the
                                                    close of business on December 16, 2005, a written
                                                    representation of the number of Rights required
                                                    for such rounding. See "The Offer--Terms of the
                                                    Offer."

PURPOSE OF THE OFFER..............................  The Offer seeks to provide existing Fund
                                                    Shareholders with the opportunity to purchase
                                                    additional Shares at a price below market value.

                                                    The Fund's investment advisor, UBS Global Asset
                                                    Management (US) Inc. ("UBS Global AM"), believes
                                                    that increasing the Fund's assets through the
                                                    Offer will benefit the Fund and its Shareholders
                                                    by allowing the Fund to take further advantage of
                                                    available investment opportunities in a market
                                                    environment believed to be conducive for investing
                                                    and to reposition the Fund's portfolio in a more
                                                    efficient manner. While there can be no assurance
                                                    that any benefits will be realized, increasing the
                                                    Fund's investment assets through the Offer is
                                                    intended to:
                                                    -  allow the Fund to increase its investments at a
                                                       time when the Fund's investment advisor
                                                       believes that the market is conducive for
                                                       investing;
                                                    -  allow repositioning of the portfolio in a more
                                                       efficient manner;
                                                    -  provide the Fund with the ability to make
                                                       additional investments without selling current
                                                       investments if otherwise not desirable;
                                                    -  marginally reduce the per Share expense ratio;
                                                       and
                                                    -  possibly increase the NAV of the Fund.

                                                    The Offer allows you the opportunity to purchase
                                                    additional Shares of the Fund at a price that will
                                                    be below market value at the Expiration Date. See
                                                    "The Offer--Purpose of the Offer."

NOTICE OF NAV DECLINE
  OR INCREASE.....................................  The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of
                                                    this Prospectus, the Fund's NAV declines more than
                                                    10% from its NAV as of that date or the NAV
                                                    increases to an amount greater than the net
                                                    proceeds. If that occurs, the Fund will notify
                                                    Shareholders of the decline or increase and permit
                                                    Exercising Shareholders (as defined herein) to
                                                    cancel exercise of their Rights. Shareholders will
                                                    have their payment for additional shares returned
                                                    to them if they opt to cancel the exercise of
                                                    their Rights. See "The Offer--Notice of NAV
                                                    Decline or Increase."

HOW TO OBTAIN SUBSCRIPTION INFORMATION............  -  Contact your broker, bank or trust company.
                                                    -  Contact The Altman Group, Inc. (the
                                                       "Information Agent") toll-free at 800-780 7438.

HOW TO SUBSCRIBE..................................  You may subscribe in one of two ways:
                                                    -  If your Shares are held in a brokerage, bank or
                                                       trust account, have your broker, bank or trust
                                                       company deliver a Notice of Guaranteed Delivery
                                                       to the Subscription Agent by the Expiration
                                                       Date. See "The Offer--Exercise of Rights" and
                                                       "The Offer--Payment for Shares."
                                                    -  If you own Shares directly (I.E., not through a
                                                       broker or bank), deliver a completed Exercise
                                                       Form and payment to Colbent Corporation (the
                                                       "Subscription Agent") by the Expiration Date.

TAX CONSEQUENCES..................................  For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result
                                                    in taxable income to Shareholders. You will not
                                                    realize a taxable loss if your Rights expire
                                                    without being exercised. See "The Offer--Certain
                                                    Federal Income Tax Consequences of the Offer."

USE OF PROCEEDS...................................  The proceeds of the Offer will be invested in accordance with the Fund's investment objectives
                                                    and policies. Investment of the proceeds is
                                                    expected to take up to one month from their
                                                    receipt by the Fund, but in no event later than
                                                    three months, depending on market conditions and
                                                    the availability of appropriate securities. See
                                                    "Use of Proceeds."

                          IMPORTANT DATES TO REMEMBER

Record Date.......................................  November 10, 2005

Subscription Period*..............................  November 10 - December 20, 2005

Deadline for delivery of Exercise Form together with payment of Estimated Subscription Price or for delivery of Notice of Guaranteed Delivery... December 20, 2005*

Expiration Date...................................  December 20, 2005*

Deadline for payment of final Subscription Price
  pursuant to Notice of Guaranteed Delivery.......  December 23, 2005*

Confirmation Date to Registered Shareholders**....  December 27, 2005*

For Registered Shareholder Purchases--deadline for
  payment of unpaid balance if final Subscription
  Price is higher than Estimated Subscription
  Price...........................................  December 30, 2005*

-------------------

  *  Unless the Offer is extended.
 ** Registered Shareholders are those shareholders who are the record owners of Fund shares (that is, their names appear directly on the records of the Fund's transfer agent) and whose shares are not held through a broker-dealer or other nominee or intermediary.

                                    THE FUND

THE FUND..........................................  The Fund is a non-diversified, closed-end management investment company. The Fund was
                                                    incorporated under the laws of the State of
                                                    Maryland on February 23, 1993 and commenced
                                                    operations on October 8, 1993. As of November 10,
                                                    2005, the Fund had 19,439,667 Shares outstanding.
                                                    Shares of the Fund are traded on the NYSE under
                                                    the symbol "GHI." As of November 10, 2005, the
                                                    Fund's NAV was $15.84 and the Fund's last reported
                                                    sale price of a Share on the NYSE was $16.42. See
                                                    "The Fund."

DISTRIBUTIONS.....................................  The Fund's Board adopted a managed distribution policy in December 1999. Pursuant to the policy as
                                                    in effect from December 1999 through early May
                                                    2005, the Fund made regular monthly distributions
                                                    at an annualized rate equal to 11% of the Fund's
                                                    net asset value, as determined as of the last
                                                    trading day during the first week of that month
                                                    (usually a Friday, unless the NYSE is closed that
                                                    Friday). Effective with the June 2005 monthly
                                                    distribution, the Board reduced the annualized
                                                    rate for distributions from 11% to 9%. The Fund's
                                                    Board may change or terminate the managed
                                                    distribution policy at any time; any such change
                                                    or termination may have an adverse effect on the
                                                    market price for the Fund's shares.

                                                    To the extent that the Fund's taxable income in
                                                    any fiscal year exceeds the aggregate amount
                                                    distributed based on a fixed percentage of its net
                                                    asset value, the Fund would make an additional
                                                    distribution in the amount of that excess near the
                                                    end of the fiscal year. To the extent that the
                                                    aggregate amount distributed by the Fund (based on
                                                    a fixed percentage of its net asset value) exceeds
                                                    its current and accumulated earnings and profits,
                                                    the amount of that excess would constitute a
                                                    return of capital or net realized capital gains
                                                    for tax purposes.

                                                    The actual sources of the Fund's monthly
                                                    distributions may be net investment income, net
                                                    realized capital gains, return of capital or a
                                                    combination of the foregoing and may be subject to
                                                    retroactive recharacterization at the end of the
                                                    Fund's fiscal year based on tax regulations. The
                                                    actual amounts attributable to each of these
                                                    sources after recharacterization, if any, will be
                                                    reported to Shareholders in January of each year
                                                    on Form 1099-DIV.

                                                    Monthly distributions based on a fixed percentage
                                                    of the Fund's net asset value may require the Fund
                                                    to make multiple distributions of long-term
                                                    capital gains during a single fiscal year. The
                                                    Fund has received exemptive relief from the
                                                    Securities and Exchange Commission that enables it
                                                    to do so. The Fund's Board will reassess the
                                                    annualized percentage of net assets at which the
                                                    Fund's monthly distributions will be made no less
                                                    frequently than annually.

                                                    The first regular monthly distribution to be paid
                                                    on Shares acquired upon exercise of Rights will be
                                                    the first monthly distribution the record date for
                                                    which occurs after the issuance of

                                                    the Shares. The Shares issued in the Offer would
                                                    be entitled to the distribution that would be
                                                    declared to Shareholders in January 2006. See
                                                    "Dividends and Other Distributions; Dividend
                                                    Reinvestment Plan."

                                                    The Fund has established a Dividend Reinvestment
                                                    Plan ("Dividend Reinvestment Plan") under which
                                                    all Shareholders whose Fund Shares are registered
                                                    in their own names, or in the name of UBS
                                                    Financial Services Inc. or its nominee, have all
                                                    dividends and other distributions on their Shares
                                                    automatically reinvested in additional Shares of
                                                    the Fund, unless such Shareholders elect to
                                                    receive cash. Shareholders who hold their Shares
                                                    in the name of a broker or nominee other than UBS
                                                    Financial Services Inc. should contact such broker
                                                    or other nominee to determine whether, or how,
                                                    they may participate in the Dividend Reinvestment
                                                    Plan. The ability of such Shareholders to
                                                    participate in the Dividend Reinvestment Plan may
                                                    change if their Shares are transferred into the
                                                    name of another broker or nominee.

INVESTMENT OBJECTIVES AND POLICIES................  The Fund's primary objective is to achieve a high level of current income. As a secondary objective,
                                                    the Fund seeks capital appreciation, to the extent
                                                    consistent with its primary objective.

                                                    The Fund is designed for investors willing to
                                                    assume additional risk in return for the potential
                                                    for high current income. The Fund is not intended
                                                    to be a complete investment program or to provide
                                                    a diversified multi-asset class strategy. There is
                                                    no assurance that the Fund will achieve its
                                                    investment objectives.

                                                    Under normal market conditions, the Fund invests
                                                    at least 65% of its total assets in debt
                                                    securities of issuers located in emerging market
                                                    countries. The Fund's investment in debt
                                                    securities consists of (i) debt securities issued
                                                    or guaranteed by governments, their agencies,
                                                    instrumentalities or political subdivisions
                                                    located in emerging market countries, or by
                                                    central banks located in emerging market countries
                                                    (collectively, "Sovereign Debt"); (ii) interests
                                                    in issuers organized and operated for the purpose
                                                    of securitizing or restructuring the investment
                                                    characteristics of Sovereign Debt; and (iii) debt
                                                    securities issued by banks and other business
                                                    entities located in emerging market countries or
                                                    issued by banks and other business entities not
                                                    located in emerging market countries but
                                                    denominated in or indexed to the currencies of
                                                    emerging market countries.

                                                    Under normal circumstances, the Fund invests at
                                                    least 80% of its net assets in US
                                                    dollar-denominated debt securities. The Fund may
                                                    also invest up to 20% of its net assets in non-US
                                                    dollar-denominated debt securities under normal
                                                    circumstances. These investments may be
                                                    denominated in the local currencies of emerging
                                                    market countries, as well as in reserve currencies
                                                    such as the British Pound Sterling. These non-US
                                                    dollar-denominated investments may include debt
                                                    securities (i) of issuers located in

                                                    emerging market countries or (ii) of issuers not
                                                    located in emerging market countries that are
                                                    denominated in or indexed to the currencies of
                                                    emerging market countries.

                                                    When UBS Global AM believes unusual circumstances
                                                    warrant a defensive posture, the Fund temporarily
                                                    may commit all or any portion of its assets to
                                                    cash (US dollars or foreign currencies) or money
                                                    market instruments of US or foreign issuers,
                                                    including repurchase agreements. Under normal
                                                    market conditions, the Fund may commit up to 20%
                                                    of its net assets to cash (US dollars) as well as
                                                    invest up to a total of 35% of its total assets in
                                                    a combination of cash (US dollars) and US
                                                    dollar-denominated money market instruments of US
                                                    issuers, including repurchase agreements, for
                                                    liquidity purposes (such as clearance of portfolio
                                                    transactions, the payment of dividends and
                                                    expenses and share repurchases) or as part of its
                                                    ordinary investment activities. The Fund's
                                                    investments in US dollar-denominated money market
                                                    instruments are considered to be investments in US
                                                    dollar-denominated debt securities for purposes of
                                                    the 80% minimum noted above.

                                                    Currently, the Fund's U.S. dollar-weighted average
                                                    duration is not expected to differ from the
                                                    weighted average duration of the Fund's benchmark,
                                                    the JP Morgan Emerging Markets Bond Index-Global
                                                    by more than one year. As of September 30, 2005,
                                                    the duration of the JP Morgan Emerging Markets
                                                    Bond Index-Global was 6.69 years and the duration
                                                    of Fund was 5.94 years.

                                                    Debt securities with longer durations tend to be
                                                    more sensitive to changes in interest rates,
                                                    usually making them more volatile than debt
                                                    securities with short durations.

                                                    The Fund's 80% policy is a "non-fundamental"
                                                    policy. This means that this investment policy may
                                                    be changed by the Fund's Board without Shareholder
                                                    approval. However, the Fund has also adopted a
                                                    policy to provide its Shareholders with at least
                                                    60 days' prior written notice of any change to
                                                    this 80% policy. Management of the Fund is
                                                    considering whether it would be beneficial to
                                                    change this policy to permit greater flexibility
                                                    for investment in non-US dollar denominated
                                                    securities; Shareholders would receive advance
                                                    notice of such a change. Such a change may or may
                                                    not occur in the future.

                                                    As used in this Prospectus, emerging market
                                                    countries generally include every country in the
                                                    world other than the United States, Canada, Japan,
                                                    Australia, New Zealand and most Western European
                                                    countries. A list of the primary emerging market
                                                    countries in which the Fund expects some or all of
                                                    its investments to be made primarily is set forth
                                                    on page 28. While the Fund generally is not
                                                    restricted in the portion of its assets which may
                                                    be invested in a single country or region, under
                                                    normal conditions, the Fund's assets are invested
                                                    in issuers located in at least three countries.

                                                    Debt securities held by the Fund may take the form
                                                    of bonds, notes, bills, debentures, convertible
                                                    securities, warrants (as defined herein), bank
                                                    debt obligations, short-term paper, loan
                                                    participations, assignments and interests issued
                                                    by entities organized and operated for the purpose
                                                    of restructuring the investment characteristics of
                                                    Sovereign Debt. Some Sovereign Debt instruments in
                                                    which the Fund invests are likely to be acquired
                                                    at a discount.

                                                    Zero coupon securities of governmental or private
                                                    issuers generally pay no cash interest to their
                                                    holders prior to maturity. Accordingly, although
                                                    the Fund will receive no payments on its zero
                                                    coupon securities prior to their maturity or
                                                    disposition, it will have income attributable to
                                                    such securities, and it will be required, in order
                                                    to maintain the desired tax treatment available to
                                                    regulated investment companies under the federal
                                                    income tax law, to include in its dividends the
                                                    income attributable to its zero coupon securities.
                                                    Such dividends will be paid from the cash assets
                                                    of the Fund, from borrowings or by liquidating
                                                    portfolio securities, if necessary, at a time that
                                                    the Fund otherwise might not have done so. The
                                                    risks associated with holding illiquid securities
                                                    that are not readily marketable may be accentuated
                                                    at such time.

                                                    See "Investment Objectives and Policies," "Other
                                                    Investment Practices," "Special Considerations and
                                                    Risk Factors," "Taxation" and "Additional
                                                    Information About Investment Policies; Investment
                                                    Limitations and Restrictions" in the SAI.

INVESTMENT ADVISOR................................  UBS Global AM is the Fund's investment advisor and administrator ("Investment Advisor"). UBS Global
                                                    AM, a Delaware corporation, is located at 51 West
                                                    52nd Street, New York, New York, 10019-6114. UBS
                                                    Global AM is an investment advisor registered with
                                                    the US Securities and Exchange Commission. As of
                                                    September 30, 2005, UBS Global AM had
                                                    approximately $50.2 billion in assets under
                                                    management. UBS Global AM is an indirect wholly
                                                    owned subsidiary of UBS AG ("UBS") and a member of
                                                    the UBS Global Asset Management Division, which
                                                    had approximately $568.9 billion in assets under
                                                    management worldwide as of September 30, 2005. UBS
                                                    is an internationally diversified organization
                                                    headquartered in Zurich, Switzerland, with
                                                    operations in many areas of the financial services
                                                    industry.

                                                    As Investment Advisor, UBS Global AM receives from
                                                    the Fund a fee, accrued weekly and paid monthly,
                                                    in an amount equal to the following percentages of
                                                    its average weekly net assets: the annual rate of
                                                    1.25% on assets up to $200 million and 1.00% on
                                                    assets above $200 million. See "Management of the
                                                    Fund."

                                                    Because the advisory fee is based on the Fund's
                                                    assets, and since the Offer is expected to result
                                                    in an increase in the Fund's assets, UBS Global AM
                                                    will benefit from the Offer by an increase in the
                                                    dollar amount of the fee; Shareholders may also
                                                    benefit from the

                                                    offer because it may also marginally reduce the
                                                    total expense ratio, even for non-participating
                                                    shareholders.

SHARE REPURCHASES AND TENDER OFFERS; CONVERSION TO
  OPEN-END FUND...................................  In recognition of the possibility that the Shares could trade at a discount from NAV and that any
                                                    such discount may not be in the best interest of
                                                    Shareholders, the Fund's Board, in consultation
                                                    with UBS Global AM, may also consider the
                                                    possibility of making open-market Share
                                                    repurchases or tender offers.

                                                    There can be no assurance that the Board will
                                                    decide to undertake either of these actions or
                                                    that, if undertaken, such actions will result in
                                                    the Shares trading at a price that is equal or
                                                    close to NAV per Share. The Board, in consultation
                                                    with UBS Global AM, also may consider from time to
                                                    time whether it would be in the best interests of
                                                    the Fund and its Shareholders to convert the Fund
                                                    to an open-end investment company, but there can
                                                    be no assurance that the Board will conclude that
                                                    such a conversion is in the Shareholders' best
                                                    interests. See "Description of Capital Stock."

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

    THIS PROSPECTUS CONTAINS CERTAIN STATEMENTS THAT MAY BE DEEMED TO BE "FORWARD-LOOKING STATEMENTS." ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF UNCERTAINTIES SET FORTH BELOW AND ELSEWHERE IN THE PROSPECTUS. SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" FOR A MORE COMPLETE DESCRIPTION OF RISKS THAT MAY BE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

DILUTION--NON-PARTICIPATION IN THE OFFER..........  Shareholders who do not fully exercise their
                                                    Rights will experience dilution of their
                                                    proportionate ownership interest in the Fund and
                                                    dilution of voting power.

POSSIBLE YIELD DILUTION...........................  It is possible that the Offer could result in dilution of the Fund's gross yield. Dilution of
                                                    the Fund's gross yield could occur if the proceeds
                                                    of the Offer are invested in securities that
                                                    provide a yield lower than the current portfolio
                                                    yield. Any reduction in gross yield may be taken
                                                    into account in further re-evaluations of the
                                                    distribution rate paid under the Fund's managed
                                                    distribution policy.

SHARE PRICE VOLATILITY............................  Volatility in the market price of Shares may increase during the rights offering period. The
                                                    Offer may result in some Shareholders selling
                                                    their Shares, which would exert downward price
                                                    pressure on the price of Shares, while others
                                                    wishing to participate in the Offer may buy
                                                    Shares, having the opposite impact.

UNDER-SUBSCRIPTION................................  It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could
                                                    have an impact on the ratios and the net proceeds
                                                    of the Offer.

GENERAL...........................................  The Fund is designed for investors who are willing to assume additional risk in return for the
                                                    potential for high income and,

                                                    secondarily, capital appreciation. An investment
                                                    in the Fund may be speculative in that it involves
                                                    a high degree of risk and is not intended to serve
                                                    as a complete investment program or provide a
                                                    diversified multi-asset class strategy. There is
                                                    no assurance that the Fund will achieve its
                                                    investment objectives. Investors should carefully
                                                    consider their ability to assume the risks of
                                                    owning shares of an investment company that
                                                    invests in lower-rated income securities before
                                                    making an investment in the Fund. Past performance
                                                    is no guarantee of future results.

RISKS ASSOCIATED WITH INVESTMENTS IN EMERGING
  MARKET SECURITIES...............................  Investments in emerging market securities involve certain considerations not typically associated
                                                    with investing in securities of US companies,
                                                    including (i) currency devaluations and other
                                                    currency exchange rate fluctuations,
                                                    (ii) political uncertainty and instability,
                                                    including military coups, (iii) more substantial
                                                    government involvement in the economy,
                                                    (iv) higher rates of inflation, (v) less
                                                    government supervision and regulation of the
                                                    securities markets and participants in those
                                                    markets, (vi) controls on foreign investment and
                                                    limitations on repatriation of invested capital
                                                    and on the Fund's ability to exchange local
                                                    currencies for US dollars, and (vii) greater price
                                                    volatility, substantially less liquidity and
                                                    significantly smaller capitalization of securities
                                                    markets. Interest and dividend income on emerging
                                                    market securities may be subject to withholding
                                                    and other taxes, which would reduce the yield on
                                                    such securities to the Fund and which may not be
                                                    recoverable by the Fund or its stockholders. In
                                                    addition, because the Fund may invest up to 20% of
                                                    its net assets in non-US dollar-denominated
                                                    securities, changes in foreign currency exchange
                                                    rates will affect the Fund's net asset value, the
                                                    value of interest and dividends earned and gains
                                                    and losses realized on the sale of securities
                                                    denominated in foreign currencies. The operating
                                                    expense ratio of the Fund can be expected to be
                                                    higher than that of an investment company
                                                    investing in US securities because certain
                                                    expenses of investing in emerging market
                                                    securities, such as custodial costs, are higher.

                                                    Only a limited market, if any, currently exists
                                                    for hedging instruments relating to securities or
                                                    currencies in most emerging market countries.
                                                    Accordingly, the Fund may not be able to
                                                    effectively hedge its currency exposure or
                                                    investment in such markets.

RISKS ASSOCIATED WITH INVESTMENTS IN SOVEREIGN
  DEBT............................................  Investments in Sovereign Debt involve special risks. Foreign governmental issuers of debt or the
                                                    governmental authorities that control the
                                                    repayment of the debt may be unable or unwilling
                                                    to repay principal or pay interest when due. In
                                                    the event of default, there may be limited or no
                                                    legal recourse in that, generally, remedies for
                                                    defaults must be pursued in the courts of the
                                                    defaulting party. Political conditions, especially
                                                    a sovereign entity's willingness to meet the terms
                                                    of its debt obligations, are of considerable
                                                    significance. Also, there can be no assurance that
                                                    the

                                                    holders of commercial bank loans to the same
                                                    sovereign entity may not contest payments to the
                                                    holders of Sovereign Debt in the event of default
                                                    under commercial bank loan agreements. In
                                                    addition, there is no bankruptcy proceeding with
                                                    respect to Sovereign Debt on which a sovereign has
                                                    defaulted, and the Fund may be unable to collect
                                                    all or any part of its investment in a particular
                                                    issue. A sovereign debtor's willingness or ability
                                                    to repay principal or pay interest in a timely
                                                    manner may be affected by, among other factors,
                                                    its cash flow situation, the extent of its foreign
                                                    reserves, the availability of sufficient foreign
                                                    exchange on the date a payment is due, the
                                                    relative size of the debt service burden to the
                                                    economy as a whole, the sovereign debtor's policy
                                                    toward principal international lenders and the
                                                    political constraints to which a sovereign debtor
                                                    may be subject. Political changes or a
                                                    deterioration of a country's domestic economy or
                                                    balance of trade may also affect the willingness
                                                    of countries to service their Sovereign Debt.
                                                    Foreign investment in certain Sovereign Debt is
                                                    restricted or controlled to varying degrees,
                                                    including requiring governmental approval for the
                                                    repatriation of income, capital or proceeds of
                                                    sales by foreign investors. These restrictions or
                                                    controls may at times limit or preclude foreign
                                                    investment in certain Sovereign Debt and increase
                                                    the costs and expenses of the Fund. A substantial
                                                    portion of the Sovereign Debt in which the Fund
                                                    may invest may be issued as part of debt
                                                    restructurings, and such debt is to be considered
                                                    speculative. There is a history of defaults with
                                                    respect to commercial bank loans by public and
                                                    private entities issuing such debt. All or a
                                                    portion of the interest payments and/or repayment
                                                    of principal with respect to such debt may be
                                                    uncollateralized.

RISKS ASSOCIATED WITH INVESTMENTS IN DEBT
  SECURITIES......................................  The value of the debt securities held by the Fund, and thus the net asset value per share of the
                                                    Shares, generally will fluctuate with (i) changes
                                                    in the perceived creditworthiness of the issuers
                                                    of those securities, (ii) movements in interest
                                                    rates, and (iii) changes in the relative values
                                                    of the currencies in which the Fund's investments
                                                    are denominated with respect to the US dollar. The
                                                    extent of the fluctuation of the Fund's net asset
                                                    value will depend on various other factors, such
                                                    as the average maturity of the Fund's investments,
                                                    the extent to which the Fund engages in borrowing
                                                    and other leveraging transactions, the extent to
                                                    which the Fund holds instruments denominated in
                                                    foreign currencies and the extent to which the
                                                    Fund hedges its interest rate, credit and currency
                                                    exchange rate risks. Many of the debt obligations
                                                    in which the Fund invests will have long
                                                    maturities. A longer average maturity generally is
                                                    associated with a higher level of volatility in
                                                    the market value of such securities in response to
                                                    changes in market conditions.

                                                    In addition, securities issued at a deep discount
                                                    are subject to greater fluctuations of market
                                                    value in response to changes in

                                                    interest rates than debt obligations of comparable
                                                    maturities that were not issued at a deep
                                                    discount.

RISKS ASSOCIATED WITH LOWER RATED SECURITIES......  A substantial portion of the Fund's assets may be invested in debt securities, including Sovereign
                                                    Debt, that are rated below investment grade as
                                                    determined by internationally recognized
                                                    securities rating organizations, such as Moody's
                                                    Investors Service, Inc. ("Moody's") or Standard &
                                                    Poor's, a division of The McGraw-Hill
                                                    Companies, Inc. ("S&P"), or securities that are
                                                    unrated but deemed by UBS Global AM to be of
                                                    comparable quality. Debt securities rated BBB by
                                                    S&P or Baa by Moody's, and comparable unrated
                                                    securities, are considered to be investment grade,
                                                    although such securities have speculative
                                                    characteristics. Debt securities related below
                                                    investment grade are sometimes referred to as
                                                    "high yield" or "junk" bonds and are considered
                                                    more speculative with respect to the issuer's
                                                    ability to pay interest and repay principal.

                                                    Changes in economic conditions or other
                                                    circumstances are more likely, in S&P's and
                                                    Moody's view, to lead to a weakened capacity for
                                                    the issuers of such securities to make interest
                                                    and principal payments than is the case for higher
                                                    grade debt securities. Debt securities rated below
                                                    investment grade are deemed by S&P and Moody's to
                                                    be predominantly speculative with respect to the
                                                    issuer's capacity to pay interest and repay
                                                    principal and to involve major risk exposures to
                                                    adverse conditions. The lower grade securities in
                                                    which the Fund may invest may include securities
                                                    having the lowest ratings assigned by S&P or
                                                    Moody's and, together with comparable unrated
                                                    securities, may include securities in default or
                                                    that face the risk of default with respect to the
                                                    payment of principal or interest. These securities
                                                    are considered to have extremely poor prospects of
                                                    ever attaining any real investment standing. Lower
                                                    grade debt securities generally offer a higher
                                                    yield than that available from higher grade issues
                                                    with similar maturities. However, lower grade debt
                                                    securities involve higher risks, in that they are
                                                    especially subject to adverse changes in general
                                                    economic conditions and in the industries in which
                                                    the issuers are engaged, to changes in the
                                                    financial condition of the issuers and to price
                                                    fluctuation in response to changes in interest
                                                    rates. During periods of economic downturn or
                                                    rising interest rates, highly leveraged issuers
                                                    may experience financial stress, which could
                                                    adversely affect their ability to make payments of
                                                    principal and interest on, and increase the
                                                    possibility of default of, such debt securities.
                                                    The market for lower grade debt securities
                                                    generally is thinner and less active than that for
                                                    higher quality securities.

                                                    As a result, the Fund could find it more difficult
                                                    to sell such securities when UBS Global AM
                                                    believes it advisable to do so or may be able to
                                                    sell such securities only at prices lower than if
                                                    such securities were more widely traded. Although
                                                    UBS Global AM attempts to minimize the speculative
                                                    risks associated with

                                                    investments in such securities through credit
                                                    analysis, attention to current trends in interest
                                                    rates and other factors and investments in a
                                                    variety of securities, investors should carefully
                                                    review the investment objectives and policies of
                                                    the Fund and consider their ability to assume the
                                                    investment risks involved before making an
                                                    investment.

ILLIQUID SECURITIES...............................  The Fund may invest without limitation in illiquid securities. The Fund may not be able readily to
                                                    dispose of such securities at prices that
                                                    approximate those at which the Fund could sell
                                                    such securities if they were more widely traded,
                                                    and as a result of such illiquidity, the Fund may
                                                    have to sell other investments or engage in
                                                    borrowing transactions if necessary to raise cash
                                                    to meet its obligations. See "Other Investment
                                                    Practices--Illiquid Securities."

MARKET PRICE AND NET ASSET VALUE OF SHARES........  Although the Shares have traded at a premium to their NAV for 102 out of 105 weeks since
                                                    November 7, 2003, shares of closed-end management
                                                    investment companies frequently trade at a
                                                    discount from their NAVs. Whether an investor will
                                                    realize gains or losses upon the sale of Shares
                                                    does not depend directly upon changes in the
                                                    Fund's NAV, but rather upon whether the market
                                                    price of the Shares at the time of sale is above
                                                    or below the investor's purchase price for the
                                                    Shares. This market risk is separate and distinct
                                                    from the risk that the Fund's NAV may decrease.
                                                    Accordingly, the Shares are designed primarily for
                                                    long-term investors. Investors in Shares should
                                                    not view the Fund as a vehicle for trading
                                                    purposes. See "Special Considerations and Risk
                                                    Factors--Market Price and Net Asset Value of
                                                    Shares" and "Capital Stock."

                                                    The net asset value of the Fund's Shares will
                                                    fluctuate with interest rate changes, as well as
                                                    with price changes of the Fund's portfolio
                                                    securities.

ANTI-TAKEOVER PROVISIONS..........................  The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other
                                                    entities or persons to acquire control of the
                                                    Fund, (2) the Fund's freedom to engage in certain
                                                    transactions and (3) the ability of the Fund's
                                                    directors or Shareholders to amend the Articles of
                                                    Incorporation. These provisions of the Articles of
                                                    Incorporation may be regarded as "anti-takeover"
                                                    provisions. These provisions could have the effect
                                                    of depriving the Shareholders of opportunities to
                                                    sell their Shares at a premium over prevailing
                                                    market prices by discouraging a third party from
                                                    seeking to obtain control of the Fund in a tender
                                                    offer or similar transaction. The overall effect
                                                    of these provisions is to render more difficult
                                                    the accomplishment of a merger or the assumption
                                                    of control by a Shareholder who owns beneficially
                                                    more than 5% of the Shares. They provide, however,
                                                    the advantage of potentially requiring persons
                                                    seeking control of the Fund to negotiate with its
                                                    management regarding the price to be paid and
                                                    facilitating the continuity of the Fund's
                                                    management, investment objectives and policies.

                                                    See "Special Considerations and Risk
                                                    Factors--Anti-Takeover Provisions," and "Capital
                                                    Stock--Certain Anti-Takeover Provisions of the
                                                    Articles of Incorporation."

MARKET DISRUPTION.................................  As a result of terrorist attacks on the World
                                                    Trade Center and the Pentagon on September 11,
                                                    2001, some of the US securities markets were
                                                    closed for a four-day period. These terrorist
                                                    attacks and related events led to increased
                                                    short-term market volatility. US military and
                                                    related action in Iraq and Afghanistan and events
                                                    in the Middle East could have significant adverse
                                                    effects on US and world economies and markets. A
                                                    similar disruption of the US or world financial
                                                    markets could impact interest rates, secondary
                                                    trading, ratings, credit risk, inflation and other
                                                    factors relating to the Shares. See "Special
                                                    Considerations and Risk Factors--Market
                                                    Disruption."

                                 FUND EXPENSES

FEES AND EXPENSES

  SHAREHOLDER TRANSACTION EXPENSES
    Sales Load (as a percentage of offering
     price).......................................  None
    Dividend Reinvestment Plan Fees...............  None
  ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
    ASSETS ATTRIBUTABLE TO SHARES)
    Investment Advisory and Administration Fees...  1.12%
    Other Expenses(1).............................  0.13%
                                                    ----
    Total Annual Expenses(2)......................  1.25%
                                                    ----

-------------------

(1)  Other expenses have been estimated for the current fiscal year.
(2) The 1.25% expense ratio assumes that the offer is fully subscribed, yielding estimated net proceeds of $108,651,641 (assuming a Subscription Price of $16.75 per Share) and that, as a result, based on the Fund's net assets attributable to Shareholders on November 10, 2005 of $307,876,642, the net assets attributable to Shareholders would be $416,528,283. If the subscription rate of the Offer is less than 50%, "Other Expenses" would be 0.15% (a difference of 2 basis points). Accordingly, "Total Annual Expenses" would be 1.27% (a difference of 2 basis points).

    The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

EXAMPLE

    An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return, (ii) reinvestment of all dividends and other distributions at NAV, and (iii) the percentage amounts listed under Annual Expenses above remain the same in the years shown:

1 YEAR  3 YEARS  5 YEARS  10 YEARS
------  -------  -------  --------
 $13     $40      $69      $151

    The above tables and the assumption in this example of a 5% annual return and reinvestment at NAV are required by regulations of the SEC applicable to all closed-end investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive Shares at the market price in effect at that time if that price is lower than net asset value.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

    The following financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results from a single Fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the Fund. The information in the financial highlights for the five years ended October 31, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report appears in the Fund's Annual Report to Shareholders. The Fund's financial statements are included in the Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-647 1568.

                            FOR THE SIX
                            MONTHS ENDED               FOR THE YEARS ENDED OCTOBER 31
                           APRIL 30, 2005  ------------------------------------------------------
                            (UNAUDITED)      2004      2003     2002+         2001         2000
                           --------------  --------  --------  --------     --------     --------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  16.43     $  15.92  $  14.14  $  14.16     $  14.42     $  13.66
                              --------     --------  --------  --------     --------     --------
Net investment income....         0.45         0.98      1.02      1.04         1.24         1.48
Net realized and
  unrealized gains from
  investment and foreign
  currency
  transactions...........         0.43         1.27      2.44      0.52         0.10         0.71
                              --------     --------  --------  --------     --------     --------
Net increase from
  investment
  operations.............         0.88         2.25      3.46      1.56         1.34         2.19
                              --------     --------  --------  --------     --------     --------
Dividends from net
  investment income......        (0.87)(2)     (0.97)    (1.13)    (1.31)      (1.15)       (1.48)
                              --------     --------  --------  --------     --------     --------
Distributions from net
  realized gains from
  investment
  transactions...........        (1.29)       (0.77)    (0.53)       --           --           --
                              --------     --------  --------  --------     --------     --------
Distributions from
  paid-in-capital........           --           --     (0.02)    (0.27)       (0.46)          --
                              --------     --------  --------  --------     --------     --------
Distributions in excess
  of net investment
  income.................           --           --        --        --           --        (0.09)
                              --------     --------  --------  --------     --------     --------
Total dividends and
  distributions to
  Shareholders...........        (2.16)       (1.74)    (1.68)    (1.58)       (1.61)       (1.57)
                              --------     --------  --------  --------     --------     --------
Net increase in net asset
  value resulting from
  repurchase of common
  stock..................           --           --        --        --         0.01         0.14
                              --------     --------  --------  --------     --------     --------
NET ASSET VALUE, END OF
  PERIOD.................     $  15.15     $  16.43  $  15.92  $  14.14     $  14.16     $  14.42
                              ========     ========  ========  ========     ========     ========
MARKET VALUE END OF
  PERIOD.................     $  17.31     $  18.31  $  17.07  $  13.87     $  12.98     $  12.63
                              ========     ========  ========  ========     ========     ========
TOTAL INVESTMENT
  RETURN(1)..............         5.52%       18.68%    36.52%    19.38%       15.80%       24.55%
                              ========     ========  ========  ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period(000's)..........     $294,530     $319,359  $309,516  $274,968     $275,205     $281,955
Expenses to average net
  assets.................         1.43%*       1.40%     1.43%     1.43%        1.41%        1.39%
Net investment income to
  average net assets.....         5.78%*       6.18%     6.66%     7.23%        8.46%       10.12%
Portfolio turnover
  rate...................           86%         140%       53%       57%          51%          43%

------------------------

  *  Annualized.
(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(2) The actual sources of the Fund's fiscal year 2005 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/ distributions after the close of the 2005 fiscal year.
  + As required, effective as of November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains from investment activities per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.35% to 7.23%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                   THE OFFER
TERMS OF THE OFFER

    The Fund is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of 6,509,889 Shares. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares, for an aggregate total of 8,137,361 Shares. Shareholders will receive one Right for each Share held as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle a Shareholder to acquire, at the Subscription Price, one Share for each three Rights held. If you exercise all of the Rights issued to you, you also may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription pursuant to the Over-Subscription Privilege.

                               SAMPLE CALCULATION

                  PRIMARY SUBSCRIPTION ENTITLEMENT (1-FOR-3)
-------------------------------------------------------------------------------
  NUMBER OF SHARES OWNED ON THE RECORD DATE =     100
                                               ----------

 NUMBER OF RIGHTS ISSUED*     102       DIVIDED BY 3 =       34      NEW SHARES
                           ----------                    ----------
 * AUTOMATICALLY ROUNDED UP TO THE NEAREST NUMBER OF RIGHTS EVENLY DIVISIBLE BY
                                     THREE.

    Rights may be exercised at any time during the Subscription Period, which commences on November 10, 2005 and ends at 5:00 p.m., Eastern time, on December 20, 2005, unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date").

    Fractional Shares will not be issued upon the exercise of Rights. In the case of Shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number or Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on December 16, 2005, a written representation of the number of Rights required for such rounding. Rounding will be applied on an account by account basis, therefore no aggregation of accounts will occur.

    The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange. For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege."

    The Subscription Price will be the greater of the (i) NAV per share on December 20, 2005 ("the Expiration Date") or (ii) 95% of the volume weighted average share price on the New York Stock Exchange on the Expiration Date and the four preceding business days. Since the Expiration Date will be December 20, 2005 (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

    The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. You may exercise your Rights by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or
(ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The methods by which Rights may be Exercised and Shares paid for are set forth below in "Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

    The Offer seeks to provide existing Shareholders with an opportunity to purchase additional Shares at a price below market value, while permitting the Fund to take advantage of additional investment opportunities and/or reposition the Fund's portfolio in a more efficient manner. For example, as provided below under "Increased Portfolio Management Efficiency," the additional capital resulting from the rights offering would permit the Fund to purchase newly issued securities and/or provide the ability to increase current holdings without the need to raise capital by selling certain other existing positions and thus possibly paying transaction costs to sell those securities. If the Fund continues to trade at a premium, it will provide the potential for an accretive rights offering, which means that the Offer could increase NAV per Share for existing Shareholders due to the fact that the Subscription Price will likely exceed the NAV per Share on the Expiration Date.

    The Board has been advised by UBS Global AM that it believes Shareholders will benefit from the Offer. The Board was informed by UBS Global AM that investment opportunities are available, and that Shareholders could realize benefits from increased investment in such securities. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of the Offer or the investment of the Offer's proceeds. In addition, UBS Global AM, in recommending the Offer, disclosed to the Board its potential conflict of interest due to the fact that the increased investment in the Fund would increase the Fund's assets and thereby would result in the receipt of increased advisory fees.

    UBS Global AM informed the Board that it considered alternatives to the Offer such as a secondary offering or the employment of leverage. Due to the lack of historical precedence with regard to a secondary offering and the increased volatility relating to the use of leverage, UBS Global AM informed the Board that, in its view, these options were less desirable than the Offer.

    In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, the Board considered a variety of factors, including those set forth below. In its considerations, the Board was presented with information relevant to these factors by UBS Global AM. The Board was also provided with materials by UBS Global AM on the current investing environment and outlook for the Fund. UBS Global AM informed the Board that it believed that the potential benefits of conducting the Offer mitigated the potential risks associated with the Offer, as described herein. The Board considered all of the materials presented to it by UBS Global AM, including the terms proposed by UBS Global AM, in recommending the Offer. The Board also established a Rights Offering Committee as a special committee of the Board to review the proposed terms of the Offer. The Rights Offering Committee met as it deemed necessary with management to review and discuss the proposed terms.

    OPPORTUNITY TO PURCHASE BELOW MARKET PRICE. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below market value at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned before the Offer. The Board took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of Shares held on the Record Date. See "Special Considerations and Risk Factors."

    POTENTIAL INCREASE IN NAV. If the Fund continues to trade at a premium, the Offer could increase the NAV of the Fund due to the fact that the discounted Subscription Price would likely exceed the NAV.

    INCREASED PORTFOLIO MANAGEMENT EFFICIENCY. In order to take advantage of new investment opportunities without the Offer, the Fund likely would be required to sell a portion of its existing investments at a time when generally country fundamentals are continuing to strengthen. The Offer provides the

Fund with the ability to capitalize on new investment opportunities, allowing it to increase the total number of its holdings while maintaining its investment in existing assets.

    While UBS Global AM believes that the market is conducive for investing in debt securities of issuers located in emerging market countries, it has significant assets within "multi-asset portfolios," that are driven by both top-down and bottom-up portfolio construction considerations. Such portfolios look at various assets classes, including Emerging Market Debt, in the context of a more relative valuation perspective. Allocation decisions by multi-asset portfolios managed by UBS Global AM may or may not be consistent with the views of the underlying asset class teams and single strategy funds that they manage.

    MARGINAL REDUCTION IN EXPENSE RATIO. The Board was advised by UBS Global AM that the Fund could achieve additional economies of scale as a result of an increase in the Fund's total assets which would also benefit Shareholders who did not fully exercise their Rights. UBS Global AM believes that the increase in assets from the Offer may marginally reduce the Fund's expenses as a percentage of average net assets per Share over time because fixed costs would be spread over a greater number of Shares. Given the Fund's current size, the Fund's investment advisory and administrative fee is currently subject to a breakpoint discount. As a result, any additional shares purchased would benefit from this breakpoint discount and the proceeds from the Offer would further reduce the Fund's total annual expenses. However, the savings from such reduction is expected to be marginal and may be offset by the expenses of the Offer at first.

    The Board also considered the proposed terms of the Offer. The Board's decisions regarding the terms of the Offer included deliberations on, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the pricing structure of the Offer, the anticipated impact of the Offer on market price, the expenses of the Offer and the potential risks associated with the terms of the Offer. UBS Global AM and the Board determined that the overall potential benefits of the terms mitigated the associated risks.

    Therefore, the Board has determined that it is in the best interests of the Fund to increase the assets of the Fund available for investment through the Offer, so that the Fund will be in a better position to more fully take advantage of available investment opportunities in a market environment believed by UBS Global AM to be conducive for investing and to reposition the portfolio in a more efficient manner.

    UBS Global AM may also benefit from the Offer because its advisory fee is based on the assets of the Fund. See "Management of the Fund--Investment Advisor." It is not possible to state precisely the amount of additional compensation UBS Global AM might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, if the Offer is fully subscribed, it would add (net of offering expenses) approximate1y $108,650,000 to the net assets of the Fund. This amount, assuming no fluctuation due to changes in the market, would add $1,358,100 to UBS Global AM's annual compensation based upon an advisory fee of 1.25% on assets up to $200 million and 1.00% on assets above $200 million. The Fund's assets could increase further if the Shares subject to the Over-Subscription Privilege considered by the Board were to be issued.

    The Board considered the possibility of a decline in the market price of Shares of the Fund. The Board was advised by UBS Global AM that if market conditions were to become less favorable, UBS Global AM may desire to reevaluate the Offer. UBS Global AM indicated to the Board that, should the Fund begin to trade at a significant discount to NAV, it would re-examine the Offer and may consider recommending cancellation of the Offer or a change in the terms of the Offer.

    The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders and permit Exercising Shareholders to cancel exercise of their Rights. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

    The Fund may, in the future and if approved by the Board, choose to make additional rights offerings for a number of Shares and on terms that may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended ("Securities Act"). The Fund does not intend to conduct rights offerings on a routine basis.

    There can be no assurance that the Fund or its Shareholders will achieve any of the foregoing objectives or benefits through the Offer.

OVER-SUBSCRIPTION PRIVILEGE

    If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, those Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of a Shareholder's ownership percentage and voting rights.

    The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. In addition, the Fund may issue up to an additional 25% of Shares to honor over-subscription requests. If these Shares ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any Shareholder being allocated a greater number of Excess Shares than the Shareholder subscribed for pursuant to the exercise of such Shareholder's Over-Subscription Privilege, then such Shareholder will be allocated only such number of Excess Shares as such Shareholder subscribed for and the remaining Excess Shares will be allocated among all other Shareholders exercising Over-Subscription Privileges. The formula to be used in allocating Excess Shares is as follows:

   Shareholder's Record Date Position     X  Excess Shares Remaining
----------------------------------------
     Total Record Date Position by
          All Over-Subscribers

THE SUBSCRIPTION PRICE

    The Subscription Price per Share will be the greater of the (i) NAV per share on the Expiration Date or (ii) 95% of the volume weighted average share price on the New York Stock Exchange on the Expiration Date and the four preceding business days.

    The Fund announced the Offer after the close of trading on the NYSE on August 17, 2005. The NAV at the close of business on August 17, 2005 and November 10, 2005 was $15.73 and $15.84, respectively, and the last reported sale price of a Share on the NYSE on those dates was $17.55 and $16.42, respectively. Since the Offer expires before the actual Subscription Price is determined, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price of such Share when they make such decision. Information about the Fund's NAV may be obtained by calling 800-780 7438.

EXPIRATION OF THE OFFER

    Rights will expire at 5:00 p.m., Eastern time, on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

    Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Business Wire or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

    The Subscription Agent is Colbent Corporation, 161 Bay State Drive, Braintree, Massachusetts 02184, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $35,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. Shareholder questions or inquiries should be directed to Colbent Corporation, P.O. Box 859208, Braintree, Massachusetts 02185-9208. SIGNED EXERCISE FORMS SHOULD BE SENT TO COLBENT CORPORATION, by one of the methods described below:

SUBSCRIPTION CERTIFICATE DELIVERY METHOD                                 ADDRESS
----------------------------------------            --------------------------------------------------
By First-Class Mail                                 Colbent Corporation
                                                    P.O. Box 8592
                                                    Braintree, MA 02185-9208
By Overnight Courier, Express Mail or By Hand       Colbent Corporation
                                                    161 Bay State Drive
                                                    Braintree, MA 02184
By Broker-Dealer or other Nominee                   Shareholders whose Shares are held in a brokerage,
 (Notice of Guaranteed Delivery)                    bank or trust account may contact their broker or
                                                    other nominee and instruct them to submit a Notice
                                                    of Guaranteed Delivery and Payment on their
                                                    behalf.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID
                                   DELIVERY.

INFORMATION AGENT

    Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                             The Altman Group, Inc.
                            1275 Valley Brook Avenue
                          Lyndhurst, New Jersey 07071
                            Toll Free: 800-780 7438

    You may also contact your bank, broker or other nominee for information with respect to the Offer.

    The Information Agent will receive a fee estimated to be approximately $31,000, which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.

EXERCISE OF RIGHTS

    Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent before 5:00 p.m., Eastern time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

    Shareholders for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials. Shareholders whose record addresses on the Record Date are outside of the United States will not be mailed Exercise Forms. See "Restriction on Foreign Shareholders."

    EXERCISING SHAREHOLDERS WHO ARE RECORD OWNERS. Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

    INVESTORS WHOSE SHARES ARE HELD BY A BROKER-DEALER OR OTHER
NOMINEE. Exercising Shareholders whose Shares are held by a nominee such as a broker-dealer, bank or trust company must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

    NOMINEES. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

    All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of Exercise Forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Fund shall determine unless waived. Neither the Fund nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

    You may exercise your Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

(1) DELIVER EXERCISE FORM AND PAYMENT TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

    Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above under "Subscription Agent" (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of $16.75 per Share, both no later than 5:00 p.m., Eastern time, on the Expiration Date.

    The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares.

    A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN US DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, (2) MUST BE PAYABLE TO "GLOBAL HIGH INCOME DOLLAR FUND INC." AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.

(2) CONTACT YOUR BROKER, BANK OR TRUST COMPANY TO DELIVER NOTICE OF GUARANTEED DELIVERY TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

    Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by December 23, 2005. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form is received by the Subscription Agent by the close of Business on December 23, 2005 and full payment for the Shares is received by it by the close of business on December 23, 2005.

    On December 27, 2005 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing
(i) the number of Shares acquired pursuant to the Primary Subscription,
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,

(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Fund or any excess to be refunded by the Fund to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by December 30, 2005 (the "Final Payment Date"). Any excess payment to be refunded by the Fund to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. All payments by a Shareholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to "Global High Income Dollar Fund Inc."

    WHICHEVER OF THE METHODS OF PAYMENT DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL RECEIPT OF THE PURCHASE PRICE BY THE FUND.

    If an Exercising Shareholder does not make payment of any additional amounts due by December 30, 2005, the Fund reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or
(iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

    AN EXERCISING SHAREHOLDER WILL NOT HAVE THE RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT AS DESCRIBED UNDER "THE OFFER--NOTICE OF NAV DECLINE OR INCREASE."

    The risk of delivery of Exercise Forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Fund, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Exercise Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment before 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

NOTICE OF NAV DECLINE OR INCREASE

    The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders of any such decline or increase and permit Exercising Shareholders to cancel exercise of their Rights. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

DELIVERY OF SHARE CERTIFICATES

    Registered Shareholders who are participants in the Fund's Dividend Reinvestment Plan will have any Shares that they acquire pursuant to the Offer credited to their Shareholder dividend reinvestment accounts in the Dividend Reinvestment Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Share that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to 15 days from the date of receipt of the Payment.

EMPLOYEE PLAN CONSIDERATIONS

    Shareholders that are, or acting on behalf of, employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), and plans that are subject to Code Section 4975, such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to Retirement Plans (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

    Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

    The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, US Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his or her individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Fund and Shareholders set forth under "Taxation" below.

    For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income (or loss) to those Shareholders, and no gain or loss will be realized if the Rights expire without exercise.

    A Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses
(i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share was held at the time of sale for more than one year.

    The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. You should consult your own tax advisor concerning the tax consequences of this transaction.

SPECIAL CONSIDERATIONS

    Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. The Fund cannot determine the extent of this dilution at this time because it does not know what proportion of the Fund's Shares will be purchased as a result of the Offer.

    Shareholders may experience dilution in their holdings because they will indirectly bear the expenses of the Offer, which are paid by the Fund. Further, Shareholders that do not submit subscription requests pursuant to the Over-Subscription Privilege may also experience dilution in their holdings if the Fund offers additional Shares for subscription. As of November 10, 2005, the Fund's Shares traded at a 3.66% premium above NAV. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV as of the Expiration Date, the Fund estimates that such dilution, if any, would be minimal. See "Special Considerations and Risk Factors--Dilution--Effect of Non-Participation in the Offer." Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

RESTRICTION ON NON-US SHAREHOLDERS

    Shareholders on the Record Date whose record addresses are outside the United States will be given written notice of the Offer; however, Exercise Forms will not be mailed to such Shareholders. The Rights to which those Exercise Forms relate will be held by the Subscription Agent for such non-US Shareholders' accounts until instructions are received in writing with payment to exercise the

Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent."

                                USE OF PROCEEDS

    Assuming all Shares offered hereby are sold at an estimated Subscription Price of $16.75 per share (the "Estimated Subscription Price"), the net proceeds of the Offer will be approximately 108,651,641, after deducting expenses payable by the Fund estimated at approximately $389,000. The net proceeds of the Offer will be invested in accordance with the Fund's investment objectives and policies. See "Investment Objectives and Policies." UBS Global AM anticipates that investment of the net proceeds may take up to one month (but in no event later than three months) from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be held in obligations of the US Government, its agencies or instrumentalities, or highly rated money market instruments.

                                    THE FUND

    The Fund is a non-diversified, closed-end management investment company and has registered under the Investment Company Act of 1940 ("1940 Act"). The Fund was incorporated under the laws of the State of Maryland on February 23, 1993 and commenced operations on October 8, 1993. As of November 10, 2005, the Fund has 19,439,667 Shares of common stock issued and outstanding. As of November 10, 2005, the Fund's total assets were $327,013,410.

    The Fund's common stock is traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "GHI." The Fund's principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and its telephone number is 212-882-5000.

                          DESCRIPTION OF CAPITAL STOCK

    The Fund is authorized to issue 100 million shares of capital stock, $.001 par value. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

    There were 19,439,667 Shares outstanding as of the Record Date. Assuming that all Rights are exercised an additional 6,509,889 Shares will be issued. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.

    As of November 4, 2005, to the best of the Fund's knowledge, there was no person who controlled the Fund.

SHARE PRICE AND NAV

    The Fund's Shares are publicly held and have been listed and are trading on the NYSE. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV, the percentage premium or discount at such closing prices, and the number of Shares traded. The NAV as of the close of business on November 10, 2005 was $15.84 and the last reported sales price of a Share that day was $16.42, representing a 3.66% premium to NAV.

                            MARKET   CORRESPONDING                  MARKET    CORRESPONDING
                           PRICE(1)    NET ASSET      PREMIUM/     PRICE(1)     NET ASSET      PREMIUM/        TRADING
QUARTER ENDING               HIGH      VALUE(2)     (DISCOUNT)(2)     LOW       VALUE(2)     (DISCOUNT)(2)     VOLUME
--------------             --------  -------------  -------------  ---------  -------------  -------------  -------------
Fiscal 2003
  January 31, 2003.......   $15.38      $14.72             4.48%    $13.84       $14.17            (2.33)%    1,343,300
  April 30, 2003.........    16.15       15.79             2.28      14.86        14.68             1.23      2,004,900
  July 31, 2003..........    17.98       16.78             7.15      16.26        15.94             2.01      3,055,700
  October 31, 2003.......    17.42       16.06             8.47      15.40        15.22             1.18      1,926,100
Fiscal 2004
  January 31, 2004.......    18.30       16.24            12.68      17.07        15.92             7.22      1,643,200
  April 30, 2004.........    18.90       16.34            15.67      15.38        15.67            (1.85)     2,887,400
  July 31, 2004..........    16.75       15.48             8.20      13.85        14.73            (5.97)     2,442,100
  October 31, 2004.......    18.34       16.34            12.24      16.75        15.48             8.20      1,782,000
Fiscal 2005
  January 31, 2005.......    20.04       16.89            18.65      17.37        15.59            11.42      2,927,800
  April 30, 2005.........    19.48       15.86            22.82      16.44        15.39             6.82      1,875,300
  July 31, 2005..........    17.48       15.15            15.37      15.85        15.28             3.73      1,504,600
  October 31, 2005.......    17.95       16.04            11.91      17.11        15.57             9.89      1,710,000

-------------------

(1)  As reported by the NYSE.
(2) Based on the Fund's computations, on the day that the high or low market price was recorded or the nearest date on which the Fund calculated its NAV as the Fund does not calculate its NAV each day.

    Shares of the Fund have traded at both a premium to NAV and a discount to NAV. There can be no assurance that Shares will trade at premium to NAV in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income. The Fund is not intended to be a complete investment program or provide a diversified multi-asset class strategy. There is no assurance that the Fund will achieve its investment objectives.

    Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers located in emerging market countries. The Fund's investment in debt securities will consist of (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, "Sovereign Debt"); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks and other business entities not located in emerging market countries but denominated in or indexed to the currencies of emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets in US dollar-denominated debt securities.

    As used in this Prospectus, emerging market countries generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand and most Western European countries. Currently, investing in many emerging market countries may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. The Fund expects its investments in emerging market securities to be made primarily in some or all of the following emerging market countries:

Algeria
Argentina
Bolivia
Botswana
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Croatia
Czech Republic
Dominican Republic
Ecuador
Estonia
Ghana
Greece
Hungary
India
Indonesia
Israel
Ivory Coast
Jamaica
Jordan
Kazakhstan
Kenya
Korea
Lebanon
Lithuania
Latvia
Malaysia
Mexico
Morocco
Nigeria
Oman
Pakistan
Panama
Peru
Philippines
Poland
Portugal
Romania
Russia
Slovakia
Slovenia
Singapore
South Africa
Thailand
Trinidad & Tobago
Turkey
Uruguay
Ukraine
Venezuela
Zambia
Zimbabwe

    As opportunities to invest in debt securities in other emerging market countries develop, the Fund expects to expand and further diversify the emerging market countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, under normal conditions, the Fund's assets are invested in issuers located in at least three countries.

    Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants (as defined herein), bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt. These securities may include US dollar-denominated bonds sold in the United States ("Yankee bonds") and bonds denominated in US dollars or other currencies and sold to investors outside the United States ("Eurobonds"). The Fund is not subject to restrictions on the maturities of the debt securities it holds.

    Some Sovereign Debt instruments in which the Fund invests are likely to be acquired at a discount. Pursuant to the Internal Revenue Code, the Fund is required to accrue a portion of any original issue discount with respect to such securities as income each year even though the Fund does not receive interest payments in cash during the year which reflect the discount so accrued. The Fund may also elect similar treatment for any market discount with respect to such securities. As a result, the Fund expects to make annual distributions of net investment income in amounts greater than the total amount of cash it actually receives. Such distributions may be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities. Such liquidation of portfolio securities may be made at times or in market conditions or at market prices that may not be advantageous to the Fund. The risks associated with holding securities that are not readily marketable may be accentuated at such time. See "Special Considerations and Risk Factors--Illiquid Securities" and "Taxation."

    Under normal circumstances, the Fund invests at least 80% of its net assets in US dollar-denominated debt securities. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated debt securities under normal circumstances. These investments may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling, the Euro, the Canadian Dollar, the Japanese Yen and the Swiss Franc. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-US dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. These non-US dollar-denominated investments may include debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries. The Fund may, in the future, seek Board approval to increase the percentage of net assets that may be invested in non-US dollar-denominated debt securities. UBS Global AM may recommend such an increase to, among other things, enable the Fund to more closely track a benchmark index it uses as a reference. See "Other Investment Practices--Strategic Transactions."

    When UBS Global AM believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (US dollars or foreign currencies) or money market instruments of US or foreign issuers, including repurchase agreements. Under normal market conditions, the fund may commit up to 20% of its net assets to cash (US dollars) as well as invest up to a total of 35% of its total assets in a combination of cash (US dollars) and US dollar-denominated money market instruments of US issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or as part of its ordinary investment activities. The fund's investments in US dollar-denominated money market instruments are considered to be investment in US dollar-denominated debt securities for purposes of the 80% minimum noted earlier.

    UBS Global AM selectively invests the Fund's assets in securities of issuers in countries where the combination of fixed income market returns, the price appreciation potential of fixed income securities and, with respect to non-US dollar-denominated securities, currency exchange rate movements present opportunities for high current income and, secondarily, capital appreciation. Assets are allocated among various countries based upon UBS Global AM's analysis of credit risk of the universe of emerging market country issuers and the factors noted above. Emerging market country sovereign credit analysis may include an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/ imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular debt securities may be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues for a single issuer, analysis of volatility and liquidity of these particular debt instruments, and the tax implications of various instruments to the Fund. The debt securities in which the Fund may invest will not be required to meet a minimum rating standard and may not be rated by any internationally recognized securities rating organization.

    As of the end of the fiscal year ended October 31, 2004, the Fund had 89.8% of its dollar weighted average portfolio in debt securities that received a rating from an internationally recognized securities rating organization, and 6.0% of its dollar weighted average portfolio in debt securities that were not so rated. The Fund had the following percentages of its dollar weighted average portfolio invested in rated securities: A/A--4.7%, BBB/Baa--25.9%, BB/Ba--41.3%, and B/B--8.6%, CCC/ Caa--9.3%, Non-Rated--6.0%, Cash Equivalents and Other assets less liabilities--4.2%. It should be noted that this information reflects the average composition of the Fund's assets as of the end of the fiscal year ended October 31, 2004 and is not necessarily representative of the Fund's assets as of any other time in that period, the current fiscal year or at any time in the future.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by UBS Global AM to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Fund may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

STRUCTURED INVESTMENTS

    The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt. This type of securitizing or restructuring involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund invests typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

    The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

OTHER INVESTMENTS

    ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest on a current basis.

    Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that companies such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the Fund is required to liquidate thinly traded securities, it may be able to sell such securities only at prices lower than if such securities were more widely traded. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, it will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced. See "Taxation."

    PRIVATE PLACEMENTS. The Fund may invest in emerging market securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by US companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing. The Fund generally does not convert any convertible securities it may own into common stock or hold them as common stock, although it may do so for temporary purposes.

    EQUITY SECURITIES. The Fund may acquire equity securities (including common stocks, rights and warrants for equity and fixed income securities) when attached to fixed income securities or as part of a unit including fixed income securities, or in connection with a conversion or exchange of fixed income securities. The prices of equity securities generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. It is possible that the Fund may experience a substantial or complete loss on an individual equity security.

    WARRANTS. The Fund may acquire warrants for equity securities, debt securities and commodities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund generally expects to sell any common stock or commodity received upon the exercise of a warrant as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.

    INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. If the Fund acquires shares in other investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including investment advisory and administrative fees) and, indirectly, the expenses of such investment companies (including investment advisory and administrative fees).

    INDEXED DEBT SECURITIES. The Fund may invest in debt securities issued by banks and other business entities not located in emerging market countries that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

                           OTHER INVESTMENT PRACTICES

STRATEGIC TRANSACTIONS

    The Fund may use options (both exchange-traded and OTC) and forward currency contracts to attempt to enhance income and realize gains and also may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and forward currency contracts. Hedging strategies may also be used in an attempt to manage the Fund's average duration, foreign currency exposure and other risks of the Fund's investments, which can affect fluctuations in the Fund's net asset value. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. There can be no assurance that the use of these strategies will succeed. The SAI contains further information on these strategies.

    The Fund may purchase and sell call and put options on bond indices and securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund also may purchase and sell interest rate futures contracts and options thereon, may purchase and sell covered straddles on securities, bond indices or currencies or options on futures contracts on securities or currencies. The Fund may enter into options, futures contracts and forward currency contracts under which up to 100% of the Fund's portfolio is at risk.

    The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date, either with respect to specific transactions or with respect to its portfolio positions. For example, when UBS Global AM anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when UBS Global AM anticipates there will be a correlation between the two and may use forward currency contracts to shift a Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the US and foreign currencies. The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in market value of foreign securities the Fund holds in its portfolio, or that it intends to purchase, resulting from changes in foreign exchange rates. In addition, the Fund may purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

    The Fund may enter into interest rate protection transactions, including interest rate swaps, caps, floors and collars, to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund enters into interest rate protection transactions only with banks and recognized securities dealers believed by UBS Global AM to present minimal credit risks.

    The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If UBS Global AM incorrectly forecasts interest or currency exchange rates, market values or other economic factors in utilizing a strategy for the Fund, then the Fund would have been in a better position if it had not hedged at all. The use of these strategies involves certain special risks, including (i) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (ii) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (iii) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements

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in hedged investments, and (iv) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

    Only a limited market, if any, currently exists for hedging instruments relating to securities or currencies in most emerging market countries. Accordingly, under present circumstances, the Fund does not anticipate that it normally will be able to effectively hedge its currency exposure or investment in such markets.

    New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase securities on a "when-issued" basis or may purchase or sell securities on a "delayed delivery" basis, I.E., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per Share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

LEVERAGE AND BORROWING

    The Fund may, although it has no intention to do so as of the date of this Prospectus, engage in borrowings for investment purposes to the extent permitted under the 1940 Act. For more information, see "Additional Information about Investment Policies and Restrictions" in the SAI.

LENDING OF PORTFOLIO SECURITIES

    The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The Fund may reinvest any cash collateral in money market instruments or other short-term liquid investments, including repurchase agreements and other investment companies. The Fund may also reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time.

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The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will retain authority to terminate any loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

ILLIQUID SECURITIES

    The Fund may invest without limitation in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities (other than Rule 144A securities UBS Global AM has determined are liquid pursuant to guidelines established by the Fund's Board) and repurchase agreements maturing in more than seven days.

    Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act").

    Such securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    While certain restricted securities may be illiquid, not all restricted securities are illiquid. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. For further information on illiquid securities, see "Special Considerations and Risk Factors--Illiquid Securities."

REPURCHASE AGREEMENTS

    The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor become insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

TEMPORARY AND DEFENSIVE INVESTMENTS

    When UBS Global AM believes circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (US dollars or foreign currencies) or money market instruments of US or foreign issuers, including repurchase agreements. In addition, the Fund may commit up to 35% of its assets to cash (US dollars) or US dollar-denominated money market instruments of US issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends, distributions and expenses and share repurchases) or pending investment.

OTHER INFORMATION

    The Fund's investment objectives, its classification as a non-diversified investment company and certain investment limitations as described in the SAI are fundamental policies that may not be changed without stockholder approval. All other investment policies may be changed by the Fund's Board without stockholder approval.

PORTFOLIO TURNOVER

    The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when UBS Global AM deems portfolio changes appropriate. Higher portfolio turnover (100% or more) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities and may result in more short-term capital gains. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose

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maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

    An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information about the risks that may be associated with an investment in the Fund, see "Additional Information About Investment Policies; Investment Limitations and Restrictions" in the SAI.

    DILUTION; EFFECT OF NON-PARTICIPATION IN THE OFFER. As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV, the Fund estimates that such dilution, if any, would be minimal. Since October 8, 1993 (commencement of operations), Shares of the Fund have traded at various times at, above and below the NAV.

    YIELD DILUTION (ACCRETION). It is possible that the Offer could result in dilution of the Fund's gross yield. Dilution of the Fund's gross yield could occur if the proceeds of the Offer are invested in securities that provide a yield below current portfolio yield. Any reduction in gross yield may be taken into account in further re-evaluations of the distribution rate paid under the Fund's managed distribution policy. It is also possible that the Offer could have the opposite effect and result in the accretion of the Fund's yield which would occur if the proceeds of the Offer are invested in securities that provide a yield above the Fund's current portfolio yield.

    SHARE PRICE VOLATILITY. Volatility in the market price of Shares may increase during the rights offering period. The Offer may result in some Shareholders selling their Shares, which could exert downward price pressure on the price of Shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

    UNDER-SUBSCRIPTION. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the ratios and the net proceeds of the Offer.

    MARKET PRICE AND NAV OF SHARES. Although the Shares have traded at a premium to their NAV for 102 out of 105 weeks since November 7, 2003, shares of closed-end investment companies such as the Fund frequently trade at a discount to their net asset values. The last time the Shares traded at a discount was in May 2004. Whether an investor will realize gains or losses upon the sale of Shares will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. The market price of Shares is determined by such factors as relative demand for and supply of Shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors. Investors in the Shares should not view the Fund as a vehicle for trading purposes. Since its initial public offering, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. Since the inception of the Fund in October 1993, the longest consecutive period during which the Shares of the Fund traded at a discount to NAV was 406 weeks and the longest consecutive period during which Shares of the Fund traded at a premium to NAV was approximately 77 weeks. The Fund cannot predict whether the Shares will trade in the future at, above or below NAV.

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GENERAL RISK FACTORS RELATED TO THE FUND'S INVESTMENTS

    Investments in Emerging Market Securities. Investments in emerging market securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which US and emerging market issuers are subject. The economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

    With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability, terrorist attacks or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries.

    Foreign investment in certain emerging market country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

    Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

    No established secondary markets may exist for many of the emerging market country debt securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market country debt securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country debt securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

    Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the US and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

    Many of the emerging market securities held by the Fund are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning US companies. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies. The Fund's net investment income and/or capital gains from its foreign investment activities may be subject to non-US withholding taxes.

    Additionally, because the Fund may invest up to 20% of its net assets in non-US dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the US dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the US dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the US dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could affect the Fund.

    The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

SOVEREIGN DEBT

    Investments in Sovereign Debt involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

    Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

    Another factor bearing on the ability of a country to repay Sovereign Debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt.

    To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (E.G., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund may invest and could adversely affect the Fund's assets should these conditions or events recur. While UBS Global AM intends to manage the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

    With respect to Sovereign Debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

    Since 1982, certain emerging market countries have experienced difficulty in servicing their Sovereign Debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds ("Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness), and obtaining new credit to finance interest payments. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of Sovereign Debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of Sovereign Debt. There is no bankruptcy proceeding by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

    Foreign investment in certain Sovereign Debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such Sovereign Debt and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

INVESTMENTS IN DEBT SECURITIES

    The value of the debt securities held by the Fund, and thus the net asset value per Share, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the US dollar. The extent of the fluctuation of the Fund's net asset value will depend on various other factors, such as the average maturity of the Fund's investments, the extent to which the Fund engages in borrowing and other leveraging transactions, the extent to which the Fund holds instruments denominated in foreign currencies and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Many of the debt obligations in which the Fund will invest have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities. In addition, securities issued at a deep discount are subject to greater fluctuations of market value in response to changes in interest rates than debt obligations of comparable maturities that do not trade at such a discount. See "Investment Objectives and Policies--Other Investments--Zero Coupon Securities."

    Lower grade debt securities frequently have call or buy-back features which permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore diminished. Although UBS Global AM attempts to minimize the speculative risks associated with investments in lower grade securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

    CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN LOWER-RATED
SECURITIES. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund. Most of the securities in which the Fund invests are below investment grade quality. Securities rated below investment grade are also known as "junk bonds." There is a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuers of these securities to make payments of interest and principal. The inability (or perceived inability) of these issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell the securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may at times find it more difficult to establish the fair market value of such securities.

    The Fund may invest in securities that are rated Ca or lower by Moody's, CC or lower by S&P, comparably rated by another Rating Agency or, if unrated, are determined to be of equivalent quality by UBS Global AM. Moody's and S&P's descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix. Investment in these securities is extremely speculative and involves significant risk. These securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary investment objective of capital appreciation through investment in these securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

    The Fund will also be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by securities of bankrupt issuers will eventually be satisfied (E.G., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving these securities or a payment of some amount in satisfaction of the obligation). If the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the issuer of these securities, the Fund may be restricted from disposing of the securities that it holds until the exchange offer or reorganization is completed. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to the securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.

    Securities ratings are based largely on the issuer's historical financial condition and the Rating Agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by a Rating Agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

    Changes in a Rating Agency's rating of any income security or in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although UBS Global AM will monitor all investments to determine whether continued investment is consistent with the Fund's investment objectives. Because of the greater number of investment considerations involved in investing in lower-rated income securities, the achievement of the Fund's investment objectives will depend more on UBS Global AM'S analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

    The values of lower-rated income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater for investments in income securities with longer maturities than for investments in income securities with shorter maturities. The secondary market prices of lower-rated securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.

    In order for the Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund may be required to participate in a restructuring of the obligation.

    Some or all of the securities in which the Fund invests may, when purchased, be illiquid or may subsequently become illiquid. In many cases, lower-rated income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. Like higher-rated income securities, lower-rated income securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, and that market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities that are appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices that the Fund receives for its lower-rated income securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market.

    Although UBS Global AM attempts to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

ILLIQUID SECURITIES

    The Fund may invest without limitation in illiquid securities. To the extent the Fund invests in illiquid securities, it may not be able readily to dispose of such securities at prices that approximate those at which it could sell such securities if they were more widely traded; and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. The risks associated with these investments will be accentuated in situations in which the Fund's operations require cash, such as if the Fund tenders for its Shares or when it pays dividends or other distributions, and could result in the Fund's borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

NON-DIVERSIFICATION.

    The Fund is "non-diversified," as defined in the 1940 Act, but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Taxation" in the SAI. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of an issuer but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Fund's shares.

ANTI-TAKEOVER PROVISIONS.

    The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See "Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation."

MARKET DISRUPTION.

    As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the US securities markets were closed for a four-day period. These terrorist attacks and related events led to increased short-term market volatility. US military and related action in Iraq and Afghanistan and events in the Middle East could have significant effects on US and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the US economy and securities markets. A similar disruption of the US or world financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares.

                             MANAGEMENT OF THE FUND

    The overall management of the business and affairs of the Fund is vested with its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund have been delegated to its officers and to UBS Global AM, subject to the Fund's investment objectives and policies and to general supervision by the Board.

    INVESTMENT ADVISOR. Subject to the supervision of the Board, investment advisory and administration services will be provided to the Fund by UBS Global AM pursuant to an Investment Advisory and Administration Contract dated as of September 30, 1993 ("Advisory Contract"). UBS Global AM is the Fund's investment advisor and administrator. UBS Global AM, a Delaware corporation, is located at 51 West 52nd Street, New York, New York, 10019-6114. UBS Global AM is an investment advisor registered with the US Securities and Exchange Commission. As of September 30, 2005, UBS Global AM had approximately $50.2 billion in assets under management. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $568.9 billion in assets under management worldwide as of September 30, 2005.

    Pursuant to the Advisory Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. UBS Global AM also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, UBS Global AM receives from the Fund a fee, computed weekly and paid monthly, in an amount equal to the following percentages of its average weekly net assets: the annual rate of 1.25% on assets up to $200 million and 1.00% on assets above $200 million.

    The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of the shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder material and extraordinary expenses, including costs or losses in any litigation.

    Most of the transactions that the Fund engages in do not involve brokerage. Where the Fund does engage in brokerage transactions, such transactions may be conducted through UBS Financial Services Inc. or its affiliates. The Fund pays fees to UBS Securities LLC for its services as lending agent in the Fund's portfolio securities lending program. UBS Global AM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

    The Fund may invest in shares of UBS Supplementary Trust--U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by UBS Global Asset Management (Americas) Inc., a related entity of UBS Global AM.

    The Fund pays no management fees to Supplementary Trust. Distributions from Supplementary Trust are reflected as interest income on the statement of operations included in the Fund's financial statements.

    Amounts relating to those investments for the year ended October 31, 2004 are summarized as follows:

                                                      SALES       INTEREST                 % OF NET
FUND                                 PURCHASES       PROCEEDS      INCOME       VALUE       ASSETS
----                                ------------   ------------   --------   -----------   --------
UBS Supplementary
  Trust--U.S. Cash
  Management Prime Fund...........  $168,413,127   $158,294,579   $73,218    $10,118,548    3.17%

    PORTFOLIO MANAGEMENT. Uwe Schillhorn is the lead portfolio manager for the Fund. UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Schillhorn has access to certain members of the Emerging Market Debt investment management team, each of whom is allocated specific responsibilities for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Schillhorn, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about
Mr. Schillhorn is provided below.

    Uwe Schillhorn is the Head of Emerging Markets Debt at UBS Global Asset Management. Mr. Schillhorn has been an Executive Director of UBS Global Asset Management since 2005, and an employee of the firm since 1997. Mr. Schillhorn has been the Fund's portfolio manager since 2003.

    The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

                                NET ASSET VALUE

    The NAV of the Shares is determined weekly as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the last day of the week on which the NYSE is open for trading. The net asset value of the Shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per Share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time.

    When market quotations are readily available, the Fund's securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based on such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board. When market quotations are not readily available for any of the Fund's debt securities, such securities may be valued based upon appraisals received from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board or its delegate determines that this does not represent fair value.

    Securities and other instruments that are listed on US and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by UBS Global AM under the direction of the Board as the primary market. Securities traded in the OTC market and listed on the NASDAQ normally are valued at the NASDAQ Official Closing Price; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board.

    All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates may be determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one tenth of one percent due to the costs of converting from one currency to another.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

    The Fund's Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). Effective with the June 2005 monthly distribution, the Board reduced the annualized rate for distributions from 11% to 9%. The Fund's Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund's shares.

    To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. The Fund made distributions from capital of $0.46 out of $1.61 per share of total dividends and distributions in 2001, $0.27 out of $1.58 per share in 2002 and $0.02 out of $1.68 per share in 2003.

    Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made no less frequently than annually.

    The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer would be entitled to the distribution that would be declared to Shareholders in January, 2006.

DIVIDEND REINVESTMENT PLAN

    The Fund has established a Dividend Reinvestment Plan under which all Shareholders, whose Shares are registered in their own names, or in the name of UBS Financial Services, Inc. (or its nominee), have all dividends and other distributions on their Shares automatically reinvested in additional Shares, unless they elect to receive cash. The Fund currently does not issue any new Shares in connection with the Dividend Reinvestment Plan. Shareholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by PFPC Inc. ("Transfer Agent"), as dividend disbursing agent. Shareholders who hold their Shares in the name of a broker or nominee other than UBS Financial Services Inc. (or its nominee) should contact such other broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such Shareholders to participate in the Dividend Reinvestment Plan may change if their Shares are transferred into the name of another broker or nominee.

    The Transfer Agent serves as agent for the stockholders in administering the Dividend Reinvestment Plan. After the Fund declares a dividend or determines to make another distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy Shares in the open market, on the NYSE or otherwise, for the participants' accounts. Such Shares may be purchased at prices that are higher or lower than the net asset value per share of the Shares at the time of purchase. Shareholders should consider whether continued participation in the Dividend Reinvestment Plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Transfer Agent maintains all Shareholder accounts in the Dividend Reinvestment Plan and furnishes written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each plan participant are held by the Transfer Agent in non-certified form in the name of the participant, and each Shareholder's proxy includes those Shares purchased pursuant to the Dividend Reinvestment Plan.

    There is no charge to participants for reinvesting the dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of distributions.

    The automatic reinvestment of dividends and other distributions in the Shares does not relieve participants of any income tax that may be payable on such distributions. See "Taxation."

    All registered holders of the Shares (other than brokers and nominees) are mailed information regarding the Dividend Reinvestment Plan, including a form with which they may elect to terminate participation in the Dividend Reinvestment Plan and receive further dividends and other distributions in cash. A holder who has elected to participate in the Dividend Reinvestment Plan may terminate participation in the Dividend Reinvestment Plan at any time without penalty, and Shareholders who have previously terminated participation in the Dividend Reinvestment Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the Shareholder's name and address as they appear on the share certificate or in the Transfer Agent's records. An election to terminate participation in the Dividend Reinvestment Plan, until such election is changed, will be deemed to be an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

    Experience under the Dividend Reinvestment Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Reinvestment Plan with respect to any dividend or other distribution if notice of the change is sent to plan participants at least 30 days before the record date for such distribution. The Dividend Reinvestment Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all plan participants. All correspondence concerning the Dividend Reinvestment Plan should be directed to the Transfer Agent at P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Dividend Reinvestment Plan, you may also contact the Transfer Agent directly at 1-800-331 1710.

                                    TAXATION

    The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. See also "Certain Federal Tax Consequences of the Offer." These discussions are based upon the Code, US Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his or her individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her.

    Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of Shares of the Fund, is contained in the SAI. You should consult your tax advisor about your own particular tax situation.

    The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. For each taxable year that the Fund so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its Shareholders.

    Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as ordinary income to the extent of the

Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as long-term capital gain, regardless of how long they have held their Shares. The maximum tax rate applicable to a non-corporate taxpayer's net capital gain and certain income from qualified dividends is currently generally 15% for gain recognized on capital assets held for more than one year. It is not anticipated that the Fund will derive any significant amounts, if any, of income from qualified dividends. For a discussion of the allocation of distributions of net capital gain between Shareholders, see "Taxation" in the SAI.

    A participant in the Dividend Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund to its Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable to any Shareholder only to the extent the distributions to the Shareholder exceed his or her basis for the Shares.

    An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and receive some portion of the price back as a taxable distribution. Shareholders who are not liable for tax on their income and whose Shares are not debt financed are not required to pay tax on dividends or other distributions they receive from the Fund.

    Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders are required to reduce the tax basis in their Shares by the amount of any return of capital distribution. The Fund will notify its Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rate of tax applicable to non-corporate taxpayers' net capital gain as indicated above.

    Upon a sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount realized. Any such gain or loss (1) will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and (2) if the Shares have been held for more than one year, will be long-term capital gain or loss subject to federal income tax at the rate indicated above, provided that any loss realized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than as short term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as the result of participation in the Dividend Reinvestment Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

    The Fund may acquire zero coupon or other securities issued with OID. As a holder of such securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. The Fund also must include in its gross income each year any "interest" it receives in the form of additional securities on PIK securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% federal excise tax (see "Taxation" in the SAI), the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    The Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 28% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its Shareholders. See the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective Shareholders are urged to consult their tax advisers.

                                 CAPITAL STOCK

    Set forth below is information with respect to the Fund's outstanding securities as of November 10, 2005.

                                                                     NUMBER SHARES        NUMBER OF
                                                    NUMBER OF       HELD BY THE FUND    SHARES ISSUED
TITLE OF CLASS AND OUTSTANDING                  SHARES AUTHORIZED   FOR ITS ACCOUNT    AND OUTSTANDING
------------------------------                  -----------------   ----------------   ---------------
                                                   100,000,000             0              19,439,667
Common Stock..................................

    The Fund is authorized to issue 100 million shares of capital stock, $.001 par value. On November 10, 2005, there were 19,439,667 outstanding Shares of the Fund. The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The outstanding Shares are fully paid and non-assessable. Shareholders are entitled to one vote per Share. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Directors.

    Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of Shareholders in each fiscal year. If the Fund is converted to an open-end investment company or if for any other reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of Shareholders), the Fund may decide not to hold annual meetings of Shareholders. See "Share Repurchases and Tender Offers."

    As of the date hereof, the Fund has no intention of offering additional Shares, except as described herein and potentially under the Dividend Reinvestment Plan, as it may be amended from time to time. Other offerings of Shares, if made, will require approval of the Fund's Board and will be subject to the requirement of the 1940 Act that Shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing Shareholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

SHARE REPURCHASES AND TENDER OFFERS

    In recognition of the possibility that the Shares might trade at a discount from NAV and that any such discount may not be in the best interest of Shareholders, the Fund's Board has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the Board may, in consultation with UBS Global AM, from time to time consider action either to repurchase Shares in the open-market or to make a tender offer for Shares at their net asset value. The Board has previously authorized the Fund to repurchase up to 10% of the Fund's outstanding Shares. In considering such actions, the Board may consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the Fund's assets, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open-market repurchases or tender offers may constitute distributions under the Internal Revenue Code to the remaining Shareholders of the Fund. The Board may at any time, however, decide that the Fund should not repurchase Shares or make a tender offer. The Fund may borrow to finance repurchases and tender offers. Interest on such borrowings will reduce the Fund's net income. The Fund has not repurchased Shares since 2002. See "Additional Information--Stock Repurchases and Tender Offers" in the SAI.

    There is no assurance that the Board will decide to take either of these actions or that, if undertaken, either Share repurchases or tender offers will result in the Shares trading at a price that is equal or close to its net asset value per Share. The market price of the Shares will be determined by, among other things, the relative demand for and supply of Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Shares may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Shares and net asset value per Share. In the opinion of UBS Global AM, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer. Although the Board believes that Share repurchases and tender offers generally would have a favorable effect on the market price of the Shares, it should be recognized that the Fund's acquisition of Shares would decrease the Fund's total assets and, therefore, have the effect of increasing the Fund's expense ratio.

    Any tender offer made by the Fund for Shares generally would be at a price equal to the net asset value of the Shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the Shareholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act") and the 1940 Act, either by publication or by mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering Shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering Shareholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their Shares. Costs associated with the tender would be charged against capital.

CONVERSION TO OPEN-END INVESTMENT COMPANY

    The Board also may consider from time to time whether it would be in the best interests of the Fund and its Shareholders to convert the Fund to an open-end investment company. If the Board determines that such a conversion would be in the best interests of the Fund and its Shareholders and is consistent with the 1940 Act, the Board will submit to the Fund's Shareholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such an amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding Shares entitled to vote thereon, the Fund would convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer Shares for sale, and each such Share could be presented to the Fund, at the option of the holder thereof, for redemption at a price based on the then current net asset value per Share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Shares would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment. The Fund would be required to redeem any outstanding preferred stock and any indebtedness not constituting bank loans.

    In considering whether to propose that the Fund convert to an open-end investment company, the Board would consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its Shareholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objectives and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its Shares.

    There can be no assurance that the Board will conclude that such a conversion is in the best interest of the Fund or its Shareholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a Shareholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

    The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

    (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation, person, entity or group;

    (2) issuance of any securities of the Fund to any corporation, person, entity or group for cash;

    (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person, entity or group (except assets having an aggregate market value of less than $1,000,000); or

    (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person, entity or group (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person, entity or group (within the meaning of the Securities Exchange Act), is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Shares of the Fund (a "Principal Shareholder"). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

    The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its Shares could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Capital Stock--Share Repurchases and Tender Offers." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Fund's Board has considered the foregoing Anti-Takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

                     CUSTODIAN AND TRANSFER AGENT, DIVIDEND
              DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT

    JP Morgan Chase Co., 270 Park Avenue, New York, NY 10017, serves as custodian of the Fund's assets. JP Morgan Chase Co. employs foreign subcustodians to provide custody of the Fund's foreign assets. PFPC Inc., whose principal business address is 60 Moore Road, King of Prussia, PA 19406, is the Fund's transfer and dividend disbursing agent and registrar.

                                 LEGAL MATTERS

    The validity of the Shares offered hereby will be passed on for the Fund by the law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The financial statements of the Fund as of October 31, 2004 are incorporated by reference in the SAI in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm of the Fund, given on the authority of that firm as experts in auditing and accounting. Ernst & Young LLP is located at 5 Times Square, New York, NY 10036.

                            REPORTS TO SHAREHOLDERS

    The Fund will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

                             ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information filed by the Fund can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Fund's Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

    This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                    ----
Additional Information About Investment Policies;
  Investment Limitations and Restrictions.........     2
Strategic Transactions............................     5
Organization of the Fund; Directors and Officers;
  Principal Holders and Management Ownership of
  Securities......................................    13
Proxy Voting Policies.............................    23
Investment Advisory and Administration
  Arrangements....................................    23
Portfolio Transactions............................    28
Code of Ethics....................................    29
Portfolio Turnover................................    29
Taxation..........................................    29
Additional Information............................    34
Financial Information.............................    35

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in the Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations (I.E, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judge to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default of have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid range ranking; and the modifier "3" indicates a ranking in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT SECURITIES:

    AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation being continued.

    D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-)--The ratings from "AA" to "CCC" may be modified by the addition of plus or minus sign to show relative standing within the major rating categories.

    R--This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S INVESTMENT ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Prospectus Summary................................     1
Fund Expenses.....................................    14
Financial Highlights..............................    15
The Offer.........................................    16
Use of Proceeds...................................    26
The Fund..........................................    26
Description of Capital Stock......................    26
Investment Objectives and Policies................    27
Other Investment Practices........................    33
Special Considerations and Risk Factors...........    37
Management of the Fund............................    45
Net Asset Value...................................    46
Dividends and Other Distributions; Dividend
  Reinvestment Plan...............................    47
Taxation..........................................    49
Capital Stock.....................................    51
Custodian and Transfer Agent, Dividend Disbursing
  Agent, Registrar, and Subscription Agent........    54
Legal Matters.....................................    54
Independent Registered Public Accounting Firm.....    54
Reports to Shareholders...........................    54
Additional Information............................    55
Table of Contents of Statement of Additional
  Information.....................................    56
Appendix--Description of Bond Ratings.............   A-1